B3 Expenses by nature	12 Months Ended
Dec. 31, 2025
Expenses by nature [abstract]
B3 Expenses by nature

Expenses by nature

	2025	2024	2023

Goods and services	104,762	127,649	127,214

Employee remuneration	90,649	93,405	101,438

Amortizations and depreciations	8,909	10,020	11,157

Impairments, obsolescence allowances and revaluation	2,200	3,969	4,996

Inventory changes, net	929	10,208	9,304

Additions to capitalized development	–1,138	–1,300	–2,173

Expenses charged to cost of sales and operating expenses	206,311	243,951	251,936
Total restructuring charges in 2025 were SEK 2.3 (5.0 in 2024 and 6.5 in 2023) billion, which relates to cost reduction activities during the year. Restructuring charges are included in the expenses presented above, and consist mainly of employee remunerations.
Restructuring charges by function

	2025	2024	2023

Cost of sales	1,277	2,046	2,802

R&D expenses	579	2,119	2,431

Selling and administrative expenses	481	847	1,288

Total	2,337	5,012	6,521